Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
June 30, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,272 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
38
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Gregory A. Brenner
Vice President, Controller
Michael A. Dalton
Vice President, Design
Eric D. Hassberger
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Timothy Wengerd	(212) 250-4486

Evercore Partners	Smedes Rose	(212) 497-0881

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	June 30, 2013
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,527	205,527
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,600	1,600
Combined shares and units outstanding	207,980	207,980
Common stock price at end of period	$8.86	$8.86
Common equity capitalization	$1,842,703	$1,842,703
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,318,705	1,318,705
Pro rata share of unconsolidated debt	239,400	—
Pro rata share of consolidated debt	(134,553)	—
Cash and cash equivalents	(74,700)	(74,700)
Total enterprise value	$3,480,657	$3,375,810
Net Debt / Total Enterprise Value	38.8%	36.8%
Preferred Equity / Total Enterprise Value	8.3%	8.6%
Common Equity / Total Enterprise Value	52.9%	54.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues:
Rooms	$138,509	$110,132	$248,922	$204,642
Food and beverage	84,521	71,931	151,635	134,410
Other hotel operating revenue	19,975	18,173	42,715	38,298
Lease and other revenue	1,160	1,165	2,360	2,330
Total revenues	244,165	201,401	445,632	379,680
Operating Costs and Expenses:
Rooms	38,198	29,983	72,186	58,559
Food and beverage	60,038	48,317	114,404	95,710
Other departmental expenses	57,941	51,084	114,426	100,649
Management fees	7,418	6,214	13,743	11,830
Other hotel expenses	16,325	12,763	33,055	26,372
Lease expense	1,206	1,143	2,382	2,311
Depreciation and amortization	26,997	25,277	54,215	50,767
Corporate expenses	7,409	2,866	13,393	16,676
Total operating costs and expenses	215,532	177,647	417,804	362,874
Operating income	28,633	23,754	27,828	16,806
Interest expense	(21,279)	(19,080)	(42,765)	(38,685)
Interest income	21	50	33	80
Equity in earnings (losses) of unconsolidated affiliates	1,456	(717)	2,801	203
Foreign currency exchange (loss) gain	(54)	(168)	186	(173)
Other income, net	745	477	877	929
Income (loss) before income taxes and discontinued operations	9,522	4,316	(11,040)	(20,840)
Income tax expense	(767)	(350)	(1,551)	(815)
Income (loss) from continuing operations	8,755	3,966	(12,591)	(21,655)
Loss from discontinued operations, net of tax	—	(535)	—	(535)
Net Income (Loss)	8,755	3,431	(12,591)	(22,190)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(36)	(8)	51	109
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	597	(379)	4,449	(350)
Net income (loss) attributable to SHR	9,316	3,044	(8,091)	(22,431)
Preferred shareholder dividends	(6,042)	(6,042)	(12,083)	(12,083)
Net income (loss) attributable to SHR common shareholders	$3,274	$(2,998)	$(20,174)	$(34,514)
Basic Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.02	$(0.01)	$(0.10)	$(0.18)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.01)	$(0.10)	$(0.18)
Weighted average shares of common stock outstanding	206,061	202,021	205,849	194,979
Diluted Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$(0.01)	$(0.11)	$(0.18)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$0.01	$(0.01)	$(0.11)	$(0.18)
Weighted average shares of common stock outstanding	219,227	202,021	217,006	194,979

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013 and December 31, 2012
Consolidated Balance Sheets
(in thousands, except share data)

	June 30, 2013	December 31, 2012
Assets
Investment in hotel properties, net	$1,920,434	$1,970,560
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $11,406 and $10,812	27,881	30,631
Investment in unconsolidated affiliates	112,149	112,488
Cash and cash equivalents	74,700	80,074
Restricted cash and cash equivalents	70,177	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,676 and $1,602	62,919	45,620
Deferred financing costs, net of accumulated amortization of $9,468 and $7,049	9,157	11,695
Deferred tax assets	1,824	2,203
Prepaid expenses and other assets	57,259	54,208
Total assets	$2,376,859	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,161,705	$1,176,297
Bank credit facility	157,000	146,000
Accounts payable and accrued expenses	213,034	228,397
Distributions payable	6,042	—
Deferred tax liabilities	47,598	47,275
Total liabilities	1,585,379	1,597,969
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	7,558	5,463
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $105,907 and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $92,249 and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $97,667 and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,527,049 and 204,308,710 shares of common stock issued and outstanding)	2,055	2,043
Additional paid-in capital	1,714,977	1,730,535
Accumulated deficit	(1,254,018)	(1,245,927)
Accumulated other comprehensive loss	(47,680)	(58,871)
Total SHR’s shareholders’ equity	694,882	707,328
Noncontrolling interests in consolidated affiliates	89,040	95,657
Total equity	783,922	802,985
Total liabilities, noncontrolling interests and equity	$2,376,859	$2,406,417

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado hotel and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$37,758	$24,204	$61,962	$34,511	$19,145	$53,656
Property EBITDA (100%)	$11,946	$5,504	$17,450	$10,743	$3,251	$13,994
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,345	$2,752	$7,097	$3,685	$1,626	$5,311
Depreciation and amortization	(1,886)	(1,632)	(3,518)	(1,698)	(1,776)	(3,474)
Interest expense	(1,944)	(196)	(2,140)	(2,504)	(195)	(2,699)
Other (expenses) income, net	(7)	(11)	(18)	(20)	19	(1)
Income taxes	(31)	—	(31)	100	—	100
Equity in earnings (losses) of unconsolidated affiliates	$477	$913	$1,390	$(437)	$(326)	$(763)
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$477	$913	$1,390	$(437)	$(326)	$(763)
Depreciation and amortization	1,886	1,632	3,518	1,698	1,776	3,474
Interest expense	1,944	196	2,140	2,504	195	2,699
Income taxes	31	—	31	(100)	—	(100)
EBITDA Contribution	$4,338	$2,741	$7,079	$3,665	$1,645	$5,310
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$477	$913	$1,390	$(437)	$(326)	$(763)
Depreciation and amortization	1,886	1,632	3,518	1,698	1,776	3,474
FFO Contribution	$2,363	$2,545	$4,908	$1,261	$1,450	$2,711

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$68,087	$55,160	$123,247	$65,354	$46,128	$111,482
Property EBITDA (100%)	$19,820	$15,073	$34,893	$18,961	$11,906	$30,867
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,209	$7,537	$14,746	$6,504	$5,953	$12,457
Depreciation and amortization	(3,751)	(3,472)	(7,223)	(3,387)	(3,547)	(6,934)
Interest expense	(4,434)	(390)	(4,824)	(5,022)	(398)	(5,420)
Other expenses, net	(23)	(19)	(42)	(43)	(39)	(82)
Income taxes	63	—	63	367	—	367
Equity in (losses) earnings of unconsolidated affiliates	$(936)	$3,656	$2,720	$(1,581)	$1,969	$388
EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(936)	$3,656	$2,720	$(1,581)	$1,969	$388
Depreciation and amortization	3,751	3,472	7,223	3,387	3,547	6,934
Interest expense	4,434	390	4,824	5,022	398	5,420
Income taxes	(63)	—	(63)	(367)	—	(367)
EBITDA Contribution	$7,186	$7,518	$14,704	$6,461	$5,914	$12,375
FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(936)	$3,656	$2,720	$(1,581)	$1,969	$388
Depreciation and amortization	3,751	3,472	7,223	3,387	3,547	6,934
FFO Contribution	$2,815	$7,128	$9,943	$1,806	$5,516	$7,322

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.84%	365 bp	$475,000	March 2018
Cash and cash equivalents			(14,273)
Net Debt			$460,727
Fairmont Scottsdale Princess
CMBS Mortgage	0.55%	36 bp	$133,000	April 2015
Cash and cash equivalents			(2,370)
Net Debt			$130,630

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Leasehold Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Marriott Hamburg:
Property EBITDA	$1,505	$1,496	$2,901	$2,896
Revenue (a)	$1,160	$1,165	$2,360	$2,330

Lease expense	(1,206)	(1,143)	(2,382)	(2,311)
Less: Deferred gain on sale-leaseback	(51)	(50)	(102)	(101)
Adjusted lease expense	(1,257)	(1,193)	(2,484)	(2,412)

EBITDA contribution from leasehold	$(97)	$(28)	$(124)	$(82)

Security Deposit (b):	June 30, 2013	December 31, 2012
Marriott Hamburg	$2,472	$2,507

(a)	For the three and six months ended June 30, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,274	$(2,998)	$(20,174)	$(34,514)
Depreciation and amortization	26,997	25,277	54,215	50,767
Interest expense	21,279	19,080	42,765	38,685
Income taxes	767	350	1,551	815
Noncontrolling interests	36	8	(51)	(109)
Adjustments from consolidated affiliates	(3,549)	(1,246)	(7,103)	(2,503)
Adjustments from unconsolidated affiliates	5,717	6,888	12,033	13,570
Preferred shareholder dividends	6,042	6,042	12,083	12,083
EBITDA	60,563	53,401	95,319	78,794
Realized portion of deferred gain on sale-leaseback	(51)	(50)	(102)	(101)
Gain on sale of assets—continuing operations	(273)	—	(273)	—
Foreign currency exchange loss (gain)—continuing operations (a)	54	168	(186)	173
Foreign currency exchange loss—discontinued operations (a)	—	535	—	535
Adjustment for Value Creation Plan	—	(3,167)	—	4,772
Comparable EBITDA	$60,293	$50,887	$94,758	$84,173

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,274	$(2,998)	$(20,174)	$(34,514)
Depreciation and amortization	26,997	25,277	54,215	50,767
Corporate depreciation	(127)	(264)	(258)	(529)
Gain on sale of assets—continuing operations	(273)	—	(273)	—
Realized portion of deferred gain on sale-leaseback	(51)	(50)	(102)	(101)
Noncontrolling interests adjustments	(125)	(120)	(252)	(253)
Adjustments from consolidated affiliates	(1,655)	(659)	(3,296)	(1,326)
Adjustments from unconsolidated affiliates	3,518	3,779	7,224	7,543
FFO	31,558	24,965	37,084	21,587
Redeemable noncontrolling interests	162	128	202	144
FFO—Fully Diluted	31,720	25,093	37,286	21,731
Non-cash mark to market of interest rate swaps	(3,100)	(1,187)	(6,144)	(2,717)
Foreign currency exchange loss (gain)—continuing operations (a)	54	168	(186)	173
Foreign currency exchange loss—discontinued operations (a)	—	535	—	535
Adjustment for Value Creation Plan	—	(3,167)	—	4,772
Comparable FFO	$28,674	$21,442	$30,956	$24,494
Comparable FFO per fully diluted share	$0.14	$0.11	$0.15	$0.12
Weighted average diluted shares (b)	208,923	204,099	208,760	197,133

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,476	January 2014
Marriott London Grosvenor Square (c)	2.61%	210 bp (c)	106,538	October 2014
Bank credit facility	3.19%	300 bp	157,000	June 2015
Four Seasons Washington, D.C.	3.34%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	211,144	June 2017
Fairmont Chicago	6.09%	Fixed	93,815	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	189,321	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,411	December 2017
InterContinental Miami	3.69%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.04%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,318,705

(a)
Spread over LIBOR (0.19% at June 30, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
Principal balance of £70,040,000 at June 30, 2013. Spread over three-month GBP LIBOR (0.51% at June 30, 2013). This loan was amended on August 7, 2013 and the new maturity date is reflected in the table. The loan spread over GBP LIBOR increases in steps throughout the extension period from GBP LIBOR plus 2.10% in August 2013 to GBP LIBOR plus 4.25% in April 2014. The loan has no principal amortization requirement and is pre-payable with no penalty.

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,411,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£70,040	October 2013
Future scheduled debt principal payments (including extension options and the loan amendment at the Marriott London Grosvenor Square hotel) are as follows:

Years ending December 31,	Amount
2013	6,472
2014	121,886
2015	173,246
2016	150,661
2017	548,248
Thereafter	318,192
$1,318,705

Percent of fixed rate debt including U.S. and European swaps	74.0%
Weighted average interest rate including U.S. and European swaps (e)	6.49%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.71
 (e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

Portfolio Data
Portfolio at June 30, 2013
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	2nd QTR 2013 Property EBITDA	% of 2nd QTR 2013 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	$10,476	15%
InterContinental Chicago	Chicago, IL	792	10%	7,984	11%
Hotel del Coronado (a)	Coronado, CA	757	9%	4,345	6%
Fairmont Chicago	Chicago, IL	687	8%	5,549	8%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	2,752	4%
InterContinental Miami	Miami, FL	641	8%	4,749	7%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	4,896	7%
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	1,725	2%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	7,239	10%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	500	1%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	3,963	5%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	4,140	6%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5,589	8%
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	2,192	3%
Four Seasons Jackson Hole	Teton Village, WY	124	1%	(398)	(1)%
Total United States		7,584	92%	65,701	92%
Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	1,119	2%
Total Mexican		173	2%	1,119	2%
Total North American		7,757	94%	66,820	94%
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	4,605	6%
Total European		515	6%	4,605	6%
		8,272	100%	$71,425	100%

(a)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 36.4% ownership interest.

(b)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership interest.

(c)	On September 14, 2012, we purchased a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2013
Seasonality by Geographic Region
(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (ii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition property and the related date of purchase is as follows: JW Marriott Essex House Hotel (September 14, 2012).

United States Hotels (as of June 30, 2013)
Acquisition property revenues - 1 Property and 510 Rooms
Same store property revenues - 12 Properties and 5,668 Rooms

	Three Months Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Total
Acquisition property revenues (a)	$3,838	$24,625	$16,084	$23,222	$67,769
Acquisition property revenues (b)	15,719	—	—	—	15,719
Same store property revenues	185,409	176,516	163,892	202,713	728,530
Total pro forma revenues	$204,966	$201,141	$179,976	$225,935	$812,018
Pro forma seasonality %	25.2%	24.8%	22.2%	27.8%	100.0%

Mexican Hotel (as of June 30, 2013)
Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Total
Same store property revenues	$3,755	$11,261	$13,106	$7,518	$35,640
Same store seasonality %	10.5%	31.6%	36.8%	21.1%	100.0%

North American Hotels (as of June 30, 2013)
Acquisition property revenues - 1 Property and 510 Rooms
Same store property revenues - 13 Properties and 5,841 Rooms

	Three Months Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Total
Acquisition property revenues (a)	$3,838	$24,625	$16,084	$23,222	$67,769
Acquisition property revenues (b)	15,719	—	—	—	15,719
Same store property revenues	189,164	187,777	176,998	210,231	764,170
Total pro forma revenues	$208,721	$212,402	$193,082	$233,453	$847,658
Same store seasonality %	24.6%	25.1%	22.8%	27.5%	100.0%

European Hotels (as of June 30, 2013)
Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	Total
Same store property revenues	$15,849	$15,727	$11,647	$15,424	$58,647
Same store seasonality %	27.0%	26.8%	19.9%	26.3%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at June 30, 2013, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of the JW Marriott Essex House Hotel for the three and six months ended June 30, 2013 and 2012 and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.
Total United States Hotels (as of June 30, 2013)
15 Properties
7,584 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
ADR	$282.24	$268.54	5.1%		$276.96	$262.67	5.4%
Average Occupancy	79.3%	76.1%	3.2	pts	73.7%	72.4%	1.3	pts
RevPAR	$223.80	$204.36	9.5%		$204.18	$190.13	7.4%
Total RevPAR	$417.10	$377.40	10.5%		$384.69	$357.41	7.6%
Property EBITDA Margin	26.4%	24.6%	1.8	pts	22.6%	21.1%	1.5	pts
Total North American Hotels (as of June 30, 2013)
16 Properties
7,757 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
ADR	$285.94	$272.34	5.0%		$283.36	$268.11	5.7%
Average Occupancy	78.4%	75.5%	2.9	pts	73.2%	71.8%	1.4	pts
RevPAR	$224.29	$205.58	9.1%		$207.38	$192.57	7.7%
Total RevPAR	$418.45	$380.55	10.0%		$390.79	$362.27	7.9%
Property EBITDA Margin	26.1%	24.5%	1.6	pts	22.8%	21.3%	1.5	pts
Same Store North American Hotels (as of June 30, 2013)
13 Properties
5,841 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
ADR	$267.68	$253.70	5.5%		$266.80	$251.13	6.2%
Average Occupancy	79.7%	76.5%	3.2	pts	73.0%	72.0%	1.0	pts
RevPAR	$213.32	$194.11	9.9%		$194.74	$180.85	7.7%
Total RevPAR	$395.52	$360.28	9.8%		$365.87	$340.23	7.5%
Property EBITDA Margin	26.1%	25.2%	0.9	pts	22.4%	21.7%	0.7	pts
Same Store European Hotels (as of June 30, 2013)
2 Properties
515 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
ADR	$286.59	$286.09	0.2%		$265.44	$271.33	(2.2)%
Average Occupancy	85.3%	85.5%	(0.2)	pts	79.7%	81.5%	(1.8)	pts
RevPAR	$244.39	$244.66	(0.1)%		$211.60	$221.11	(4.3)%
Total RevPAR	$329.11	$326.53	0.8%		$290.42	$296.38	(2.0)%
Property EBITDA Margin	39.6%	39.4%	0.2	pts	37.0%	37.1%	(0.1)	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and six months ended June 30, 2013 and 2012. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
UNITED STATES HOTELS:	2013	2012	Change		2013	2012	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$18,379	$18,226	0.8%		$27,719	$28,865	(4.0)%
Property EBITDA	$5,549	$4,978	11.5%		$4,580	$4,632	(1.1)%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	80.9%	72.6%	8.3	pts	66.8%	62.7%	4.1	pts
ADR	$234.40	$244.79	(4.2)%		$207.73	$216.51	(4.1)%
RevPAR	$189.68	$177.77	6.7%		$138.83	$135.78	2.2%
Total RevPAR	$293.99	$291.54	0.8%		$222.92	$230.86	(3.4)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of June 30, 2013 and 2012, respectively):
Total revenues	$24,204	$19,145	26.4%		$55,160	$46,128	19.6%
Property EBITDA	$5,504	$3,251	69.3%		$15,073	$11,906	26.6%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	71.3%	65.4%	5.9	pts	78.0%	71.6%	6.4	pts
ADR	$230.46	$221.16	4.2%		$264.17	$259.74	1.7%
RevPAR	$164.30	$144.57	13.6%		$206.18	$186.03	10.8%
Total RevPAR	$409.83	$324.17	26.4%		$469.57	$390.52	20.2%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$5,000	$4,466	12.0%		$19,069	$16,250	17.3%
Property EBITDA	$(398)	$(501)	20.6%		$3,400	$2,273	49.6%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	41.7%	46.6%	(4.9)	pts	58.0%	60.4%	(2.4)	pts
ADR	$419.05	$394.17	6.3%		$569.59	$492.59	15.6%
RevPAR	$174.95	$183.74	(4.8)%		$330.47	$297.48	11.1%
Total RevPAR	$443.13	$395.78	12.0%		$849.61	$720.05	18.0%

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$9,035	$8,663	4.3%		$17,199	$16,025	7.3%
Property EBITDA	$2,192	$2,167	1.2%		$3,689	$3,625	1.8%
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	82.1%	77.5%	4.6	pts	79.2%	73.2%	6.0	pts
ADR	$343.76	$323.39	6.3%		$330.95	$319.66	3.5%
RevPAR	$282.20	$250.49	12.7%		$262.10	$234.08	12.0%
Total RevPAR	$496.45	$475.97	4.3%		$475.11	$440.25	7.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$19,935	$18,359	8.6%		$34,378	$31,887	7.8%
Property EBITDA	$5,589	$5,195	7.6%		$8,337	$7,083	17.7%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	81.8%	81.1%	0.7	pts	73.2%	74.6%	(1.4)	pts
ADR	$601.69	$569.98	5.6%		$589.54	$528.29	11.6%
RevPAR	$492.38	$462.23	6.5%		$431.36	$394.12	9.4%
Total RevPAR	$986.78	$908.78	8.6%		$855.57	$789.21	8.4%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 36.4% and 34.3% as of June 30, 2013 and 2012, respectively):
Total revenues	$37,758	$34,511	9.4%		$68,087	$65,354	4.2%
Property EBITDA	$11,946	$10,743	11.2%		$19,820	$18,961	4.5%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	70.2%	66.8%	3.4	pts	65.1%	65.9%	(0.8)	pts
ADR	$357.24	$363.48	(1.7)%		$346.50	$339.51	2.1%
RevPAR	$250.95	$242.76	3.4%		$225.42	$223.77	0.7%
Total RevPAR	$548.11	$500.98	9.4%		$496.93	$474.36	4.8%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,455	$9,648	(12.4)%		$17,001	$18,413	(7.7)%
Property EBITDA	$1,725	$2,328	(25.9)%		$3,211	$4,099	(21.7)%
Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	72.4%	80.7%	(8.3)	pts	71.3%	76.0%	(4.7)	pts
ADR	$169.27	$165.93	2.0%		$170.20	$166.03	2.5%
RevPAR	$122.59	$133.84	(8.4)%		$121.36	$126.16	(3.8)%
Total RevPAR	$221.75	$253.03	(12.4)%		$224.17	$241.45	(7.2)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$24,096	$21,671	11.2%		$34,902	$33,101	5.4%
Property EBITDA	$7,984	$6,692	19.3%		$6,444	$5,908	9.1%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	89.0%	83.3%	5.7	pts	71.4%	71.2%	0.2	pts
ADR	$225.03	$215.82	4.3%		$195.86	$186.80	4.9%
RevPAR	$200.19	$179.72	11.4%		$139.84	$133.05	5.1%
Total RevPAR	$334.34	$300.69	11.2%		$243.47	$229.64	6.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$16,441	$14,018	17.3%		$37,157	$32,104	15.7%
Property EBITDA	$4,749	$3,419	38.9%		$12,930	$10,507	23.1%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	83.0%	79.0%	4.0	pts	86.5%	83.0%	3.5	pts
ADR	$176.21	$162.25	8.6%		$209.14	$187.20	11.7%
RevPAR	$146.21	$128.23	14.0%		$180.88	$155.41	16.4%
Total RevPAR	$281.86	$240.32	17.3%		$320.26	$275.18	16.4%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$23,222	N/A	N/A		$39,306	N/A	N/A
Property EBITDA	$4,896	N/A	N/A		$3,548	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2012, average occupancy was 89.6%, ADR was $400.60, RevPAR was $358.97 and Total RevPAR was $504.70. For the six months ended June 30, 2012, average occupancy was 78.7%, ADR was $366.28, RevPAR was $288.35 and Total RevPAR was $411.09.):

Rooms	510	N/A	N/A		510	N/A	N/A
Average occupancy	85.3%	N/A	N/A		81.2%	N/A	N/A
ADR	$452.82	N/A	N/A		$400.39	N/A	N/A
RevPAR	$386.31	N/A	N/A		$324.92	N/A	N/A
Total RevPAR	$499.38	N/A	N/A		$418.26	N/A	N/A

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$13,332	$12,535	6.4%		$25,078	$24,716	1.5%
Property EBITDA	$3,963	$3,603	10.0%		$6,508	$6,498	0.2%
Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	87.7%	89.5%	(1.8)	pts	84.5%	87.7%	(3.2)	pts
ADR	$330.92	$312.19	6.0%		$319.74	$302.73	5.6%
RevPAR	$290.24	$279.26	3.9%		$270.05	$265.63	1.7%
Total RevPAR	$428.36	$402.78	6.4%		$405.12	$397.08	2.0%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,203	$7,340	11.8%		$15,030	$13,334	12.7%
Property EBITDA	$500	$431	16.0%		$255	$(208)	222.6%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	47.0%	64.2%	(17.2)	pts	45.9%	56.2%	(10.3)	pts
ADR	$135.21	$124.19	8.9%		$130.92	$122.85	6.6%
RevPAR	$63.58	$79.75	(20.3)%		$60.06	$69.03	(13.0)%
Total RevPAR	$231.72	$224.63	3.2%		$209.98	$204.03	2.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$17,648	$15,063	17.2%		$29,181	$26,909	8.4%
Property EBITDA	$4,140	$3,758	10.2%		$4,806	$5,073	(5.3)%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	77.1%	67.9%	9.2	pts	66.3%	62.9%	3.4	pts
ADR	$404.81	$379.97	6.5%		$382.99	$363.11	5.5%
RevPAR	$311.99	$258.05	20.9%		$253.97	$228.33	11.2%
Total RevPAR	$743.03	$634.21	17.2%		$617.71	$566.47	9.0%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$23,151	$19,789	17.0%		$40,904	$35,591	14.9%
Property EBITDA	$7,239	$6,725	7.6%		$11,712	$10,371	12.9%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	73.3%	65.7%	7.6	pts	67.2%	62.4%	4.8	pts
ADR	$376.55	$356.50	5.6%		$372.53	$351.28	6.0%
RevPAR	$276.00	$234.11	17.9%		$250.24	$219.04	14.2%
Total RevPAR	$642.45	$549.14	17.0%		$570.68	$493.82	15.6%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$39,038	$32,589	19.8%		$68,987	$64,557	6.9%
Property EBITDA	$10,476	$7,573	38.3%		$15,101	$13,397	12.7%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	93.4%	83.1%	10.3	pts	83.9%	80.1%	3.8	pts
ADR	$239.54	$222.49	7.7%		$234.39	$224.42	4.4%
RevPAR	$223.77	$184.80	21.1%		$196.61	$179.78	9.4%
Total RevPAR	$358.98	$299.68	19.8%		$318.95	$296.83	7.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,				Six Months Ended June 30,
MEXICAN HOTEL:	2013	2012	Change		2013	2012	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$7,518	$8,153	(7.8)%		$20,624	$18,083	14.1%
Property EBITDA	$1,119	$1,618	(30.8)%		$5,744	$4,834	18.8%
Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	40.9%	48.6%	(7.7)	pts	49.6%	47.5%	2.1	pts
ADR	$600.11	$531.44	12.9%		$701.67	$630.51	11.3%
RevPAR	$245.60	$258.48	(5.0)%		$347.91	$299.47	16.2%
Total RevPAR	$477.52	$517.91	(7.8)%		$658.64	$574.33	14.7%

EUROPEAN HOTELS:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,876	$5,599	4.9%		$10,343	$10,279	0.6%
Property EBITDA	$1,505	$1,496	0.6%		$2,901	$2,896	0.2%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	84.7%	85.2%	(0.5)	pts	79.3%	79.6%	(0.3)	pts
ADR	$200.50	$184.72	8.5%		$186.49	$182.60	2.1%
RevPAR	$169.74	$157.34	7.9%		$147.94	$145.38	1.8%
Total RevPAR	$232.29	$221.31	5.0%		$205.55	$203.16	1.2%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,547	$9,704	(1.6)%		$16,728	$17,501	(4.4)%
Property EBITDA	$4,605	$4,538	1.5%		$7,109	$7,413	(4.1)%
Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	86.0%	85.9%	0.1	pts	80.2%	83.7%	(3.5)	pts
ADR	$386.00	$403.98	(4.5)%		$357.05	$370.34	(3.6)%
RevPAR	$331.95	$347.09	(4.4)%		$286.27	$309.94	(7.6)%
Total RevPAR	$442.68	$449.95	(1.6)%		$389.96	$405.73	(3.9)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2013		2012		2013		2012
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$5,549	$5,549	$4,978	$4,978	$4,580	$4,580	$4,632	$4,632
Fairmont Scottsdale Princess (a)	5,504	—	3,251	—	15,073	—	11,906	—
Four Seasons Jackson Hole	(398)	(398)	(501)	(501)	3,400	3,400	2,273	2,273
Four Seasons Silicon Valley	2,192	2,192	2,167	2,167	3,689	3,689	3,625	3,625
Four Seasons Washington, D.C.	5,589	5,589	5,195	5,195	8,337	8,337	7,083	7,083
Hotel del Coronado (a)	11,946	—	10,743	—	19,820	—	18,961	—
Hyatt Regency La Jolla	1,725	1,725	2,328	2,328	3,211	3,211	4,099	4,099
InterContinental Chicago	7,984	7,984	6,692	6,692	6,444	6,444	5,908	5,908
InterContinental Miami	4,749	4,749	3,419	3,419	12,930	12,930	10,507	10,507
JW Marriott Essex House Hotel (b)	4,896	4,896	—	—	3,548	3,548	—	—
Loews Santa Monica Beach Hotel	3,963	3,963	3,603	3,603	6,508	6,508	6,498	6,498
Marriott Lincolnshire Resort	500	500	431	431	255	255	(208)	(208)
Ritz-Carlton Half Moon Bay	4,140	4,140	3,758	3,758	4,806	4,806	5,073	5,073
Ritz-Carlton Laguna Niguel	7,239	7,239	6,725	6,725	11,712	11,712	10,371	10,371
Westin St. Francis	10,476	10,476	7,573	7,573	15,101	15,101	13,397	13,397
Four Seasons Punta Mita Resort	1,119	1,119	1,618	1,618	5,744	5,744	4,834	4,834
Marriott Hamburg (c)	1,505	(46)	1,496	22	2,901	(22)	2,896	19
Marriott London Grosvenor Square	4,605	4,605	4,538	4,538	7,109	7,109	7,413	7,413
	$83,283	$64,282	$68,014	$52,546	$135,168	$97,352	$119,268	$85,524
Adjustments:
Corporate expenses		(7,409)		(2,866)		(13,393)		(16,676)
Interest income		21		50		33		80
Equity in earnings (losses) of unconsolidated affiliates		1,456		(717)		2,801		203
Foreign currency exchange (loss) gain		(54)		(168)		186		(173)
Other income, net		745		477		877		929
Loss from discontinued operations		—		(535)		—		(535)
Noncontrolling interest in consolidated affiliates		597		(379)		4,449		(350)
Adjustments from consolidated affiliates		(3,549)		(1,246)		(7,103)		(2,503)
Adjustments from unconsolidated affiliates		5,717		6,888		12,033		13,570
Other adjustments		(1,243)		(649)		(1,916)		(1,275)
EBITDA		$60,563		$53,401		$95,319		$78,794

(a)
We account for these properties under the equity method of accounting. Therefore, EBITDA related to our interest in these properties is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)	On September 14, 2012, we purchased a 51% controlling interest in this hotel.

(c)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2013 and 2012

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended June 30, 2013			Six Months Ended June 30, 2013
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$5,549	$—	$5,549	$4,580	$—	$4,580
Four Seasons Silicon Valley	2,192	—	2,192	3,689	—	3,689
Four Seasons Washington, D.C.	5,589	—	5,589	8,337	—	8,337
Hyatt Regency La Jolla	1,725	(802)	923	3,211	(1,493)	1,718
InterContinental Chicago	7,984	—	7,984	6,444	—	6,444
InterContinental Miami	4,749	—	4,749	12,930	—	12,930
JW Marriott Essex House Hotel	4,896	(2,399)	2,497	3,548	(1,739)	1,809
Westin St. Francis	10,476	—	10,476	15,101	—	15,101
Total Urban Hotels	43,160	(3,201)	39,959	57,840	(3,232)	54,608
Resorts:
Fairmont Scottsdale Princess	5,504	(2,763)	2,741	15,073	(7,555)	7,518
Four Seasons Jackson Hole	(398)	—	(398)	3,400	—	3,400
Four Seasons Punta Mita Resort	1,119	—	1,119	5,744	—	5,744
Hotel del Coronado	11,946	(7,608)	4,338	19,820	(12,634)	7,186
Loews Santa Monica Beach Hotel	3,963	—	3,963	6,508	—	6,508
Marriott Lincolnshire Resort	500	—	500	255	—	255
Ritz-Carlton Half Moon Bay	4,140	—	4,140	4,806	—	4,806
Ritz-Carlton Laguna Niguel	7,239	—	7,239	11,712	—	11,712
Total Resorts	34,013	(10,371)	23,642	67,318	(20,189)	47,129
European Hotels:
Marriott Hamburg	1,505	(1,602)	(97)	2,901	(3,025)	(124)
Marriott London Grosvenor Square	4,605	—	4,605	7,109	—	7,109
Total European Hotels	6,110	(1,602)	4,508	10,010	(3,025)	6,985
	$83,283	$(15,174)	$68,109	$135,168	$(26,446)	$108,722

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	59%			50%
Resorts	35%			43%
European Hotels	6%			7%
Total	100%			100%

Total North American Urban Hotels (as of June 30, 2013)
8 Properties
4,666 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
ADR	$266.53	$253.26	5.2%		$255.29	$240.94	6.0%
Average Occupancy	85.6%	81.2%	4.4	pts	77.5%	75.4%	2.1	pts
RevPAR	$228.09	$205.57	11.0%		$197.80	$181.58	8.9%
Total RevPAR	$373.45	$345.22	8.2%		$326.93	$309.81	5.5%
Property EBITDA Margin	27.2%	24.5%	2.7	pts	20.9%	18.6%	2.3	pts

Total North American Resorts (as of June 30, 2013)
8 Properties
3,091 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
ADR	$323.00	$307.64	5.0%		$332.56	$315.08	5.5%
Average Occupancy	67.7%	66.8%	0.9	pts	66.7%	66.4%	0.3	pts
RevPAR	$218.54	$205.58	6.3%		$221.83	$209.34	6.0%
Total RevPAR	$486.39	$434.39	12.0%		$487.18	$442.21	10.2%
Property EBITDA Margin	24.9%	24.5%	0.4	pts	24.6%	24.2%	0.4	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2013

2013 Guidance
(in millions, except per share data)

	Year Ended December 31, 2013
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	5.0%	6.0%
North American same store RevPAR growth (a)	6.0%	7.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the JW Marriott Essex House Hotel, which was acquired in 2012.

	Year Ended December 31, 2013
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(43.1)	$(33.2)
Depreciation and amortization	118.3	118.3
Interest expense	90.8	90.8
Income taxes	1.6	1.6
Noncontrolling interests	(0.2)	(0.1)
Adjustments from consolidated affiliates	(15.3)	(15.3)
Adjustments from unconsolidated affiliates	24.4	24.4
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(0.3)	(0.3)
Other adjustments	(0.2)	(0.2)
Comparable EBITDA	$200.0	$210.0

	Year Ended December 31, 2013
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(43.1)	$(33.2)
Depreciation and amortization	117.5	117.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(0.3)	(0.3)
Noncontrolling interests	(0.1)	—
Adjustments from consolidated affiliates	(7.7)	(7.7)
Adjustments from unconsolidated affiliates	14.7	14.7
Other adjustments	(6.3)	(6.3)
Comparable FFO	$74.5	$84.5
Comparable FFO per diluted share	$0.35	$0.40